                                                                   Exhibit 10.31

                                  OFFICE LEASE

                                     BETWEEN

                             FORTY-EIGHT-O-ONE LLC,

                                       AND

                             IMARX THERAPEUTICS INC.

                                       FOR

                            4801 EAST BROADWAY BLVD.

                                    SUITE 500

                                 TUCSON, ARIZONA

                                TABLE OF CONTENTS

1.  DESCRIPTION OF PROPERTY..............................................    1
2.  TERM.................................................................    1
3.  BASE RENT............................................................    2
4.  BASE RENT ADJUSTMENT.................................................    2
5.  LATE CHARGES.........................................................    3
6.  TENANT IMPROVEMENT ALLOWANCE.........................................    4
7.  INTERST ON PAST-DUE OBLIGATIONS......................................    4
8.  USE OF PREMISES......................................................    4
9.  COMMON AREAS AND PARKING.............................................    4
10. SERVICES AND UTILITIES...............................................    5
11. ACCEPTANCE OF PREMISES...............................................    5
12. LANDLORD'S REPAIRS...................................................    6
13. TENANT REPAIRS AND ALTERATIONS.......................................    6
14. INSURANCE............................................................    7
15. ASSIGNMENT AND SUBLETTING............................................    9
16. PLATE GLASS REPAIR...................................................    9
17. BUILDING RULES.......................................................    9
18. BANKRUPTCY...........................................................    9
19. RENTAL TAXES.........................................................    9
20. EMINENT DOMAIN.......................................................   10
21. INDEMNITY............................................................   10
22. UNTENANTABILITY......................................................   11
23. SUBROGATION..........................................................   11
24. DEFAULT BY TENANT....................................................   12
25. SURRENDER OF POSSESSION..............................................   12
26. HOLDING OVER.........................................................   12
27. REMOVAL OF FIXTURES..................................................   13
28. ACCESS TO PREMISES...................................................   13
29. CHANGES AND ADDITIONS TO BUILDING....................................   13
30. LOCATION OF COMMON AREAS.............................................   13
31. SUBORDINATION AND ESTOPPEL CERTIFICATE...............................   13
32. QUIET ENJOYMENT......................................................   14
33. NOTICES..............................................................   14
34. LANDLORD'S RIGHTS....................................................   15
35. AMERICANS WITH DISABILITIES ACT OF 1990 AND ARIZONANS WITH
    DISABILITIES ACT OF 1992.............................................   15
36. TENANT'S WARRANTY AS TO HAZARDOUS OR TOXIC MATERIALS.................   16
37. RESERVED PARKING.....................................................   16
38. SIGNAGE..............................................................   16
39. GENERAL PROVISIONS...................................................   16
40. EXHIBIT REFERENCE....................................................   18
41. FINANCIAL STATEMENT..................................................   18

     EXHIBIT "A"-FLOORPLAN OF PREMISES
     EXHIBIT "B"-TENANT IMPROVEMENT BID
     EXHIBIT "C"-OFFICE FURNITURE
     EXHIBIT "D"-RESERVED PARKING GARAGE

August 10, 2006


                                       (i)

                                  OFFICE LEASE

     THIS LEASE is made and entered into this AUGUST 11, 2006, by and between Forty-Eight-O-One, LLC an Arizona Limited Liability Company (hereinafter referred to as "Landlord"), and ImaRx Therapeutics, Inc. (hereinafter referred to as "Tenant").

                                   WITNESSETH:

     For and in consideration of the covenants hereinafter mentioned, the Landlord leases to the Tenant and the Tenant hereby leases from the Landlord, certain premises located on the fifth floor, in that certain building known as 4801 East Broadway Blvd. Tucson, Tucson, County of Pima, State of Arizona, said building with the adjoining parking area being hereinafter referred to as the "Building";

     1. DESCRIPTION OF PROPERTY. For and in consideration of the agreement of Tenant to pay the rental and other sums herein provided for and to perform the terms, covenants and conditions on its part herein contained, the full performance and observance of which and all thereof being hereby agreed by Tenant to be conditions precedent and subsequent to the covenants on the part of the Landlord to the continuance of this Lease, Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord, those certain Premises consisting of approximately 14,659 rentable square feet, known and described as the fifth floor at 4801 East Broadway Blvd. Suite 500 Tucson Arizona, designated on the floor plan to be attached hereto as Exhibit "A" and made a part of this Lease, hereinafter referred to as the "Premises". The Landlord and Tenant shall construct the Premises in general conformance with the improvements attached hereto as Exhibit "B".

     2. TERM. This Lease is for a term of sixty (60) months commencing on the first (1st) day of November 2006, and ending on the thirty first (31th) day of October 2011. In the event the commencement date of this Lease does not fall on the first day of a calendar month, then the first day of the succeeding calendar month shall be considered the commencement of the Lease term, and the Tenant shall pay rent on a pro-rata basis for the number of days between the actual commencement date of the term, as defined herein, and the first day of the next succeeding calendar month. In any event no rent shall be charged to the Tenant prior to November 1, 2006. The Landlord and Tenant acknowledge that the Premises even though not substantially complete prior to the commencement date, Landlord shall permit Tenant early occupancy beginning October 15, 2006, at no additional rent in order to commence their business operations in whatever limited capacity that may be available to the Tennant. This early occupancy is granted strictly as a courtesy to the Tenant with no guarantees or liabilities to the Landlord regarding the usability or function of the Premises prior to the Commencement Date. Tenant shall make a deposit of the first and last month's rent upon signing of this Lease.

     Notwithstanding anything to the contrary contained herein, Tenant shall have the option at any time after the 36th month to terminate this Lease and vacate the premises. In the event that

August 10, 2006                                         Landlord JCO   Tenant GC

Tenant desires to exercise this option for early termination, it must provide written notice to Landlord no later than 360 days prior to the date of early termination of this Lease. Tenant may provide notice of its exercise of such early termination at any time after the 24th month of this Lease. In the event that Tenant exercises this early termination option, it shall, simultaneous with providing such notice, pay unamortized leasing commissions to Landlord per the schedule below.

Months      Unamortized
Remaining   Commissions
---------   -----------
24           $32,517.12
23           $31,182.26
22           $29,847.40
21           $28,512.55
20           $27,177.69
19           $25,842.83
18           $24,507.98
17           $23,173.12
16           $21,838.26
15           $20,503.40
14           $19,168.55
13           $17,833.69

Months      Unamortized
Remaining   Commissions
---------   -----------
12           $16,498.83
11           $15,123.93
10           $13,749.03
 9           $12,374.13
 8           $10,999.22
 7           $ 9,624.32
 6           $ 8,249.42
 5           $ 6,874.51
 4           $ 5,499.61
 3           $ 4,124.71
 2           $ 2,749.81
 1           $ 1,374.90

     Subject to the following, Tenant shall have an Option to Extend the Lease for Two (2) additional, successive terms of Three (3) years provided the following conditions are satisfied:

     A. Tenant is not, at the time of exercise or at the commencement of such extension term(s), in default of the Lease.

     B. Tenant has not assigned the Lease, sublet the Premises or changed its use, whether approved by Landlord or not.

     C. Landlord's receipt of written notice by certified mail of Tenant's intent to exercise this Option to Extend the Lease.

     D. Said notice has been received by Landlord not after the last day of the 54th month of the Lease Term or not after the last day of the 30th month of the first Lease extension.

     E. Said Option to Extend shall not include any Rent Abatement, no Tenant Improvement Allowance, there shall be no further Option to Extend and all other terms and conditions shall remain the same except the Base Rent shall be subject to renegotiation within forty five days (45) of such time.

Notwithstanding anything to the contrary contained herein, Landlord shall grant Tenant an option to cancel this Lease commencing on the date first above written and expiring October 15, 2006. Tenant shall not occupy the Premises until this option to cancel is waived or expires. In the event that Tenant exercises this option to cancel, Landlord shall return any deposits to Tenant within ten (10) business days.

     3. BASE RENT. In consideration for the leasing of said Premises and the Landlord's agreements hereunder, the Tenant agrees to pay the Landlord as a minimum rent for the Premises monthly installments (Monthly Installments) as follows:

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                                        2

Months 1-12:    Twenty four thousand four hundred thirty one dollars and sixty
($24,431.67)    seven cents.

Months 13-24:   Twenty five thousand one hundred sixty four dollars and sixty
($25,164.62)    two cents.

Months 25-36:   Twenty five thousand nine hundred nineteen dollars and fifty
($25,919.56)    six cents.

Months 37-48:   Twenty six thousand six hundred ninety seven dollars and
($26,697.14)    fourteen cents.

Months 49-60:   Twenty seven thousand four hundred ninety eight dollars and six
($27,498.06)    cents.

     4. BASE RENT ADJUSTMENT. The Base Rent shall be subject to upward revision at the beginning of every lease year during the term of the Lease to compensate for increases in property taxes, insurance premiums, including but not limited to fire and other casualty insurance and public liability insurance, and operating costs of the Building, herein collectively referred to as "Building Costs"; the first such adjustment to be made for the one (1) year period commencing the first day of November, 2007. The amount of the Base Rent Adjustment payable by Tenant during the second year of this Lease and each year thereafter shall not exceed One Hundred and Eight Percent (108%) of the amount paid by Tenant for the prior Lease Year, excluding Property Taxes. In the event that Landlord does not contest increases in Property Taxes, Tenant shall have the right to contest any such increase and shall keep Landlord informed of the steps being taken. Landlord agrees to cooperate fully with Tenant in prosecuting any appeal taken by Tenant as a result of such increase, at no cost or expense to Landlord. To the extent Tenant obtains any reduction as a result of such contest and to the extent such reduction is not applied to Tenant's Proportionate Share of responsibility for such taxes, Tenant shall have the right to recoup from future installments of Base Rent and Base Rent Adjustment all reasonable costs and expenses, including reasonable attorney fees, incurred by Tenant in connection with such contest, provided the same shall not exceed the amount of the reduction in Property Taxes resulting therefrom and further provided and on the condition that Tenant supply documentation in reasonable detail of such costs and expenses. Commencing November 1, 2007, Tenant shall pay, in addition to Tenant's regular monthly rent, one-twelfth (1/12th) of Tenant's pro-rata share of any estimated Comparison Year Building Cost increase over the Base Year Building Costs. Certain variable expenses such as water, electric, trash, and janitorial costs shall be allocated based on occupied square footage or actual expenses if they can be separately determined. The Building property taxes and insurance premiums for the calendar year and the operating costs of the Building for the calendar year in which this Lease commences (2006) shall be considered the "Base Year" Building Costs. Property taxes, insurance premiums and operating costs of the Building for each subsequent year of the lease term shall be considered "Comparison Year" Building Costs. The Building Costs shall be based on an accrual basis and shall be determined by taking into account all maintenance and management costs directly attributable to the Building, including building superintendents, all labor costs involved in the operation and maintenance of the Building, utilities (water, sewer, natural gas, electricity), costs of

August 10, 2006                                         Landlord JCO   Tenant GC
supplies used in the Building, and all other costs which can properly be considered expenses of operating but excluding property additions and capital improvements, alterations for tenants, depreciation, interest, income taxes, lease commissions, asbestos-related and/or hazardous substance abatement, administrative costs not specifically incurred in the operation of the Building. To determine the Tenant's share of the increase with respect to the above expenses, if any, the Base Year operating costs shall be subtracted from the applicable Comparison Year costs and the remainder, if positive, shall be divided by the total Building rentable square footage. The resulting quotient shall be multiplied by the Tenant's total rentable square footage to determine the Tenant's share of the increase in Building Costs. Landlord shall give to Tenant on or before the first (1st) day of the fourth (4th) month following each Comparison Year a statement of the increase in Base Rent or other payment payable by Tenant hereunder, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require an increase in the Base Rent or other payment.

Upon receipt of the statement for the first (1st) Comparison Year, Tenant shall pay in full the total amount of any increase due for the first (1st) Comparison Year in excess of the estimated Comparison Year Building Costs previously paid to Landlord. In addition, the amount of any such increase shall be used as an estimate of Building Costs for the then current Comparison Year and this amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord currently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from the first (1st) month in the lease year in which said statement is submitted through the month of such payment. Subsequent installments, based on the estimate for the current Comparison Year, shall be payable concurrently with the regular monthly Base Rent payments for the balance of that Comparison Year and shall continue until the next Comparison Year's statement is rendered.

If the second or any succeeding Comparison Year results in a greater increase in Building Costs, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to the Tenant's share of such total increase in Building Costs over the Base Year less the total of the monthly installments of estimated increases paid in the previous Comparison Year, and the estimated monthly installments to be paid for the next Comparison Year following said Comparison Year shall be adjusted to reflect such increase.

If in any Comparison Year the Tenant's share of Building Costs is less than the preceding Comparison Year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be a credit to the succeeding month's Base Rent payment or payments as the same become due and the estimated monthly installments of Building Costs to be paid for the next Comparison Year shall be adjusted to reflect such lower Building Costs for the preceding Comparison Year.

Landlord's accountant shall prepare the determination of Building Costs per square foot and/or Landlord may employ other authorized representatives as with respect to such year and their determination shall be final and conclusive on both parties. The space occupied by the Tenant hereunder is 14,659 rentable square feet. Landlord shall at all times maintain accurate records of the Building Costs. Said records shall be made available to the Tenant at the Landlord's

August 10, 2006                                         Landlord JCO   Tenant GC
management offices for a period of no less than three (3) Comparison Years upon ten (10) business days' prior written notification by Tenant.

     5. LATE CHARGES. Tenant acknowledges that the late payment by Tenant to Landlord of Base Rent or any Base Rent Adjustments due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Base Rent or any Base Rent Adjustments due from Tenant is not received by Landlord or Landlord's agent within ten (10) business days after notice of such amount is due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. A return check due to insufficient funds will be treated as a late payment. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of any lease payments without any due and payable late charge(s) shall not constitute a waiver of the late charges due or prevent the Landlord from charging and collecting past or future late charges owed by Tennant".

     6. TENANT IMPROVEMENT ALLOWANCE. Upon all parties executing this Lease Agreement Landlord agrees to reinstall glass doors in elevator corridor on the fifth floor.

     7. INTEREST ON PAST-DUE OBLIGATIONS. Any Base Rent or Base Rent Adjustments due to Landlord not paid when due shall bear interest from the date due until paid at the rate of twelve percent (12%) per annum; provided, however, that interest shall not be payable on late charges pursuant to Paragraph 5.

     8. USE OF PREMISES. Tenant shall use the Premises for general office and related administrative functions and for no other purpose. Tenant shall not commit, or suffer to be committed, any nuisance or other act or thing against public policy, or which may disturb the quiet enjoyment of any other tenant of the Building. Tenant agrees not to deface or damage the Building in any manner or overload the floors of the Premises, it being mutually agreed that in no event shall any weight placed upon said floors exceed fifty (50) pounds per square foot of floor space. Tenant agrees not to use or permit the use of the Premises or any part thereof for any purpose prohibited by law, and Tenant agrees, at its sole expense, to comply with and conform to all of the requirements of all governmental authorities having jurisdiction thereof, present or future, relating in any way to the condition, use and occupancy of the Premises throughout the entire term of this Lease. No goods, merchandise or materials shall be kept, stored or sold by Tenant on or about the Premises which are in any way hazardous, and Tenant shall not suffer or permit any acts of omission or commission to be done on or about the Premises which will increase the existing rate of fire insurance. If the said insurance rate is increased by such an act, then Tenant shall pay the increased cost of such insurance on the Building to Landlord with the next succeeding installment of rental. Tenant, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises and the Building relative to the Tenant and/or its agents, employees or invitees.

August 10, 2006                                         Landlord JCO   Tenant GC


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

     9. COMMON AREAS AND PARKING. The common area portions of the Building shall be for the joint use of all tenants in the Building, their, patients, customers, invitees and employees, and the Landlord hereby grants to Tenant, and its, patients, customers, invitees and employees, the non-exclusive right of use of all of the common. It is understood that the employees of Tenant and the other tenants of Landlord within the Building and employees of other owners of the Building shall not be permitted to park their automobiles in the automobile parking area, which may from time to time be designated for patrons of the Building. The Landlord agrees to furnish and/or cause to be furnished either within the Building parking area, or reasonably close thereto, space for employee parking including forty-five (45) covered reserved parking spaces and twenty five (25) uncovered unreserved parking spaces in reasonably close proximity to the Premises. Landlord at all times shall have the right to designate the particular parking areas to be used by any or all of said employees and any such designation may be changed from time to time.

     10. SERVICES AND UTILITIES. Landlord agrees to furnish the Premises during reasonable office hours, 6:00 a.m. to 6:00 p.m. Monday through Friday, and 8:00 a.m. to 12:00 PM on Saturday, while Tenant is not in default under any of the provisions of this Lease and subject to the regulations of the Building wherein the Premises are situated, with: heat and air conditioning during normal business hours, normal water and electric current for lighting and ordinary business appliances, such as computers, and such other appliances and equipment that do not result in an overload in the electrical system, and Tenant agrees to pay for all other services supplied to said Premises not hereinbefore in this Paragraph enumerated. In the event Tenant should consistently require electricity in excess of normal business hours, Tenant shall reimburse Landlord for such excessive electricity usage at the rate of Landlord's estimated hourly cost. Landlord may install such energy conservation devices, as Landlord deems necessary including, without limitation, thermostat cover locks and air conditioning timers. Landlord, however, shall not be liable for failure to furnish any of the services specified in this Paragraph when such failure is caused by conditions beyond the control of Landlord, Landlord's contractors, agents, employees, servants, or invitees, or by accidents, repairs or strikes, nor shall such failure constitute an eviction; nor shall Landlord be liable except in the event of Landlord's, Landlord's contractors, agents, employees, servants, or invitees negligence for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation electronic data processing machines, punch card machines and using current in excess of 110 volts (note-the electrical service within the building can accommodate 480 volts/277-three phase service.) which will increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space. If Tenant shall require water or electric current in excess of that usually furnished for use of the Premises as general medical office space, Tenant shall first procure the consent of Landlord to the use thereof and Landlord may cause a water meter or electric current meter to be installed in the Premises so as to measure the amount of water and electric current consumed for any such other use. The cost of such meters and installation, maintenance, and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the City of Tucson or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current consumed.

August 10, 2006                                         Landlord JCO   Tenant GC

     11. ACCEPTANCE OF PREMISES. Subject to the substantial completion (Tenant's receipt of a Certificate of Occupancy from the City of Tucson) of the agreed to improvements in a first class manner as set forth in Exhibit "B" attached hereto. Tenant accepts said Premises and acknowledges that they will be delivered to Tenant in good and tenantable condition. At the expiration or sooner termination of this Lease, Tenant shall deliver the Premises to Landlord in a broom clean condition with no damage to the interior of the premises other than reasonable wear and tear.

     12. LANDLORD'S REPAIRS. Landlord agrees to keep the following portions of the Building in good condition and repair: exterior walls, but not including wall coverings on the interior thereof; roof, but not including the ceiling in the Premises if damaged by Tenant, Tenant's contractors, agents, employees, servants or invitees. Landlord's obligation hereunder shall not apply to repairs caused by Tenant or Tenant's customers, agents, employees, or invitees, including Tenant alterations and damage related thereto or caused thereby. Landlord shall also furnish the Premises with janitorial services Monday through Friday. Any specialized janitorial requirements of Tenant will be the responsibility of Tenant. Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any repairs for which it is responsible or to perform any maintenance for which it is obligated unless such failure shall persist for ten (10) business days after receipt of written notice of the need of such repairs or maintenance is given to Landlord by Tenant. If such repairs cannot be made within the ten (10) business day period, this period shall be extended provided that Landlord commences to cure such repairs within such ten (10) business day period and proceeds diligently thereafter to effect such repair. There shall be no abatement of rent and no liability of Landlord by reason of injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein, unless the repairs persist beyond the time stated above. Except for acts of negligence by Landlord, its agents, or employees, Landlord shall not be responsible or liable to Tenant for any injury or damage from acts or omissions of persons occupying the property adjoining the Premises or any part of the Building of which the Premises is a part, or for any injury or damage resulting to the Tenant, or its property, from bursting, stoppage, or leaking of water, gas, sewer, or steam pipes, or from any structural defects in the roof, exterior walls or the like.

     13. TENANT'S REPAIRS AND ALTERATIONS. Tenant shall at all times throughout the Lease term, at its sole cost and expense, keep the interior of the Premises (including the interior walls, non-structural portions of the Premises, interior doors and windows, floor coverings, sills, door closures, moldings, trim of all doors and windows), door surfaces, in good order, condition and repair, subject to ordinary wear and tear. Without limiting the generalities thereof, if any loss or damage occurs to the Premises as a result of any direct or indirect act of Tenant, its employees, agents, servants or invitees, Tenant shall, at its expense, replace all broken glass in the Premises; keep all electrical fixtures clean and in a good state of repair and make any necessary repairs or replacements within ten (10) business days after written demand by Landlord.

August 10, 2006                                         Landlord ___   Tenant GC

If the Tenant fails to make the necessary repairs or replacements, the Landlord may have the necessary work done and the Tenant shall pay to the Landlord the cost thereof plus twelve percent (12%) for overhead and supervision. Said amount shall be payable in full within fifteen (15) days after Tenant receives a statement from the Landlord, and any unpaid portion thereof shall bear interest at the rate of twelve percent (12%) per annum from the date of said statement.

Tenant may make no alterations, improvements, additions, or utility installations in, on or about the Premises costing in excess of Five Thousand and No/100 Dollars ($5,000.00), including the office layout, location of fixtures and general decor, without Landlord's prior written consent, which consent may be conditioned upon such bonds, other assurances or completion as Landlord may reasonably require. Tenant shall give Landlord not less than ten
(10) business days notice prior to the commencement of any work in the Premises. The term "utility installations" shall include bus ducting, power panels, fluorescent fixtures, space heaters, conduits and wiring. Tenant agrees not to permit any liens to stand against the Premises for work done or materials furnished in connection with such alterations or improvements and Landlord may post notice of non-responsibility on the Premises. Any such mechanic or materialmen's liens against the Premises shall be a breach of this Lease by Tenant. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1.5) times the estimated cost of such improvements, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

All interior construction by the Tenant, including original installations of trade fixtures and other tenant improvements and remodeling and repair, shall not be commenced until Landlord has consented thereto in writing. The term "interior construction" as used herein shall include construction and installation of any kind in the interior of the Premises, except movable furniture and furnishings.

Unless Landlord requires their removal, all alterations, improvements, additions and utility installations (whether or not such utility installations constitute trade fixtures of Tenant) which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph, Tenant's machinery and equipment other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of this Paragraph.

     14. INSURANCE. Tenant's Insurance Requirement. Tenant shall purchase and maintain, at its sole cost and expense, during the term of this Lease and any extension thereof, comprehensive general liability insurance coverage, on an occurrence basis, in an amount not less than One Million and No/100 Dollars ($1,000,000) combined single limit for personal injury, bodily injury and/or death, sickness, disease of any person and property damage or destruction (including loss of use thereof). Said liability insurance shall cover Tenant, its agents, employees, independent contractors and customers use of the Premises or any subsequent use of any other property facilities or means of access owned or controlled by the Landlord at the Premises, or the Building. Tenant shall cause the required liability insurance to include: the Landlord, Owner (if the Owner is other than the Landlord) and Property Manager as additional insured with respect to all coverages required under this Paragraph as to the extent of the indemnification set forth in

August 10, 2006                                         Landlord JCO   Tenant GC


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

Paragraph 21; blanket or specific contractual liability endorsement, which shall provide coverage for the indemnification clause contained in this Lease under Paragraph 21 and a severability of interest clause, which shall apply to both the primary liability policy and any excess liability policy, in the event that the required coverage is arranged through the use of multiple policies. Tenant shall promptly reimburse Landlord for any increase in Landlord's premium caused by Tenant's activities and as established by a letter from the Landlord's insurance carrier setting forth the reason for the premium increase and the additional premium arising from Tenant's activities.

Prior to the commencement of any work, whether construction, remodeling, or repair, in or about the Premises, Tenant shall cause each of the Tenant's subcontractors to obtain insurance with limits and specifications as provided herein.

Tenant shall purchase and maintain, at its sole cost and expense, during the term of this Lease and any extension thereof, Property insurance for the Premises, which shall include coverage for all Tenant's personal property and all Tenant's improvements and betterments, permanently installed/attached to the Building, in an amount not less than the actual replacement cost of such property. The required building coverage shall consist of: all risk coverage or its equivalent including business interruption or loss of income therefrom and which may exclude the perils of earthquake and flood; shall contain a replacement cost endorsement; shall contain a loss payee clause to the benefit of the Landlord as respects its interest in the Tenant improvements and betterments.

Tenant shall, as a condition of this Lease, deliver Certificates of Insurance to the Landlord, evidencing the insurance coverages as required under this Paragraph no later than ten (10) business days prior to occupancy and ten (10) business days prior to the expiration of any policy, as evidenced by any Certificate of Insurance. All insurance policies required herein shall state that the coverages provided shall not be canceled prior to the Landlord receiving ten (10) business days written notice of the cancellation. Landlord may, at its option, require, and Tenant agrees to provide, true and certified copies of any insurance policy maintained by the Tenant to satisfy the requirements of this Paragraph. Tenant shall deliver, or cause to be delivered, the described copies within twenty (20) business days from the written request of the Landlord.

Tenant shall cause the placement and purchase of all insurance coverages required under this Paragraph with insurance carriers authorized and licensed to do business in Arizona. Said insurance carriers shall have a minimum rating of "A" as established by the most current edition of "Bests Key Rating Guide".

Landlord, upon Tenant's prior written request, shall within ten (10) business days of receipt of such request provide Tenant with a copy of the Landlord's certificate of "Proof of Insurance" for the Building.

     15. ASSIGNMENT AND SUBLETTING. This Lease may not be assigned nor the Premises sublet in whole or in part without the express written consent of Landlord, which consent shall not be unreasonably withheld, The Tenant shall not have nor allow any concessionaries or licensees on the Premises without the written consent of the Landlord.

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     16. PLATE GLASS REPAIR. The Tenant shall be responsible for and shall, at
Tenant's sole cost and expense, replace any cracked or broken glass, including plate glass or other breakable materials used in structural portions and in windows and doors of the Premises occurring as a result of any act of negligence in whole or in part by Tenant, its agents, servants, employees, or invitees. Tenant shall be responsible for the maintenance of and for any damage caused by Tenant's machinery or equipment on the Premises.

     17. BUILDING RULES. The Tenant hereby promises and agrees to keep and perform each and all of the rules and regulations of said Building attached hereto as Exhibit "C" and incorporated herein by this reference. The Landlord shall have the right to amend said rules and to make other and different reasonable rules and regulations limiting, restricting and regulating the privileges of tenants in said Building, only after receiving Tenants written approval, which shall not be unreasonably withheld. Tenant shall not unreasonably withhold their approval. All such rules and regulations so made by the Landlord, after notice thereof to the Tenant, shall be binding upon the Tenant and become conditions of the Tenant's tenancy and covenants on the part of and to be performed by the Tenant.

     18. BANKRUPTCY. If at any time during the term of this Lease in any judicial action or proceeding in any court against Tenant or any of the Tenant's heirs or assigns, a receiver or other officer or agent be appointed to take charge of said Premises or the business conducted therein, and shall be in possession thereof, or if this Lease or the interest or estate created thereby vest in any other person or persons by operation of law or otherwise, except by consent, as aforesaid, of Landlord, or in the event of any action taken by or against Tenant under the Federal Bankruptcy Laws or other applicable statutes of the United States, or any State, or if Tenant shall make an assignment for the benefit of creditors, or if an attachment or execution is levied upon the Tenant's property or interest under this Lease, the occurrence of any such event shall be deemed to be a breach of this Lease by Tenant, and Landlord shall have the rights herein provided in the event of any such breach, including the right at Landlord's option to terminate this Lease immediately and enter said Premises and remove all persons and property therefrom.

     19. RENTAL TAXES. In addition to the rent payable by the Tenant under the terms of this Lease, the Tenant shall pay to the landlord an amount equal to the excise, transaction, sales or privilege tax (except income tax) now or hereafter levied or imposed upon the Landlord by any government or governmental agency on account of, attributed to or measured by the rentals, including Base Rent, Base Rent Adjustments, or other charges or prorations paid by the Tenant hereunder. Said tax amounts shall be payable to Landlord together with each payment of rent hereunder.

     20. EMINENT DOMAIN. In the event all of the Premises shall be taken by direct or inverse condemnation or eminent domain proceedings, then this Lease shall thereupon terminate as of the date of vesting of title in such proceedings and the parties hereto shall have no claim against each other and the Tenant shall have no claim against the condemning authority for the value of any unexpired term of this Lease. Tenant shall, however, have the right to claim from the condemning authority, but not from the Landlord, such compensation as may be separately awarded to Tenant on account of damage to Tenant's business and the cost of removing such business and Tenant's merchandise, furniture and equipment to a new location.

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In the event condemnation as aforesaid results in a partial taking of the
Premises, which renders such Premises unsuitable for the business of the Tenant, then this Lease shall terminate in the same manner set forth for total condemnation. In the event that such partial condemnation does not render the Premises unsuitable, the Landlord shall restore the Premises to a condition as closely comparable to its former condition as possible and this Lease shall continue in effect without any reduction or abatement of rent.

     21. INDEMNITY. Tenant agrees to indemnify and save Landlord, Owner (if Owner is other than the Landlord), and Property Manager harmless against any and all claims, demands, costs, damages, and/or expenses, including attorney's fees for the defense thereof, and court costs in connection therewith arising from the conduct or management of the business conducted by Tenant in the Premises or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any act or negligence of Tenant, its agents, invitees, contractors, servants, employees, sublessees, concessionaires, or licensees in or about the Premises, the parking areas and common sidewalks, and the loading platform area, if any, allocated to the use of Tenant. In case of any action or proceeding brought against Landlord, Landlord's contractors, agents, employees, servants, or invitees, Owner (if Owner is other than the Landlord), and Property Manager by reason of any such claim, upon notice from Landlord, Owner (if Owner is other than Landlord), and/or Property Manager, Tenant covenants to defend such action or proceeding by counsel, at Tenant's expense. Tenant agrees to pay and discharge any mechanic's, materialmen's and/or any other lien against the Premises or Landlord's and/or the Owner's (if Owner is other than the Landlord) interest therein claimed in respect to any labor, services, materials, supplies or equipment furnished or alleged to have been furnished to or upon the request of Tenant, except for tenant improvements for which Landlord is responsible, provided that Tenant may contest such lien claim, upon furnishing to Landlord and/or Owner (if Owner is other than Landlord) such indemnification for the payment and discharge thereof, together with the costs and expenses of defending the same, as Landlord may require. Landlord, Owner (if Owner is other than Landlord), and Property Manager shall not be liable except for the negligence of Landlord, Landlord's contractors, agents, employees, servants, or invitees, Owner (if Owner is other than Landlord), and Property Manager, its agents, or employees, and Tenant waives all claims resulting from the disrepair of any equipment or appurtenances thereunto appertaining, or resulting from the acts or omissions of persons occupying adjoining Premises or any part of the Building of which the Premises are a part or any persons transacting any business in the Building or present therein for any other purpose, or for loss or damage resulting to Tenant or its property from burst, stopped or leaking water, gas, sewer or other pipes or conduits or plumbing fixtures, or from any failure of or defect in any electric line, circuit or facility, or resulting from any accident in or about the Premises, the Building in which the same are situated or resulting directly or indirectly from any act of neglect of any other tenant or person in said Building. Landlord agrees to mutually indemnify and hold Tenant harmless.

     22. UNTENANTABILITY. In the event the Premises are damaged or destroyed by fire, or the elements, or any other casualty so that they are unusable by the Tenant, the Landlord shall within forty-five (45) days thereafter make an election to either construct or repair the Premises or may terminate this Lease. The Landlord shall give written notice to the Tenant as to

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this election. In the event of the termination of this Lease pursuant to this
Paragraph, rents shall be proportioned on a per diem basis and shall be paid in full to the date of the fire or other casualty. In the event the Landlord restores and repairs the Premises, then the rent payable by the Tenant shall be abated for the number of days in which the Tenant is prevented from operating his business because of such damage or destruction. In the event the Premises are partly damaged or destroyed by casualty, but are still usable by the Tenant, the Landlord shall cause such damage to be repaired and the minimum rent payable by Tenant shall be proportionately abated during the period of construction. In the event fifty (50%) or more of the rentable area of the entire Building shall be damaged or destroyed by any casualty, regardless of whether the demised Premises described herein are affected by such casualty, the Landlord may, at its option, terminate this Lease by giving the Tenant sixty (60) days prior written notice, and further provided that said notice is delivered to Tenant within thirty (30) days following the date of such casualty. Rent shall then be adjusted to the date of termination, unless the Premises are unusable by Tenant as a result of the casualty, in which event rent shall be adjusted to the date of casualty. In the event the Premises are damaged or destroyed by fire or any other casualty caused by the negligence of Tenant or Tenant's agents, employees, or invitees, Landlord shall, in addition to all other rights and causes of action available to Landlord at law or in equity and all rights under the Lease, have the right to terminate the Lease and/or exercise any other remedy available to Landlord hereunder in the event of Tenant's default.

     23. SUBROGATION. The parties hereto agree to use their best efforts to have any and all fire, extended coverage or any and all material damage insurance which may be carried endorsed with the following subrogation clause: "This insurance shall not be invalidated should the insured waive in writing prior to a loss, any or all right of recovery against any party for loss occurring to the property described herein;" and each party hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectable insurance policies to the extent of any recovery collectable under such insurance, subject to the limitation that this waiver shall apply only when it is either permitted or by the use of such best efforts could have been so permitted by the applicable policy of insurance. The foregoing notwithstanding, this Paragraph shall have no effect upon and shall not nullify the waivers set forth in Paragraph 21 hereof.

     24. DEFAULT BY TENANT. The Tenant agrees with the Landlord that upon the nonpayment of the whole or any part of the Base Rent or Adjusted Base Rent at the time when the same is hereby promised to be paid by the Tenant, the Landlord may, at the Landlord's election, either distrain for said rent due or declare this Lease at an end and recover possession of said Premises as though the same were held by forcible detainer; and further, that in the event of the breach of any of the terms, covenants or agreements herein contained and by the Tenant to be kept and performed, the Landlord may declare this Lease at an end and become entitled to the immediate possession of said Premises and recover such damages as the Landlord may have sustained, or the Landlord may treat this Lease as continuing and take, have and recover any damage it may have sustained by reason of such breach; provided, however, that Landlord will not declare this Lease terminated without first giving Tenant the full period often (10) business days from and after the giving of such notice within which to remedy the same or in good faith commence the remedying thereof and thereafter diligently proceed therewith, to completion within thirty (30) business days of commencement of remedial effort; except that as to the

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payment of rent, Landlord shall only be obligated to give Tenant ten (10)
business days notice, the ten (10) business days notice to commence upon Tenant's receipt of such notice. The failure of the Landlord to avail itself of any of its rights hereunder upon default by the Tenant or the acceptance of any delinquent payments after default shall not constitute a waiver or be construed to be an acquiescence therein or prejudice any rights of the Landlord to insist upon strict future performance of the terms of this Lease; nor shall any notice of the intention of the Landlord to insist upon strict future performance be required. In the event of Tenant's failure to pay rent or any other breach by Tenant hereunder, the Landlord may relet the Premises after taking possession, and the Tenant shall be responsible to the Landlord for any deficiency. The rights and remedies given to the Landlord hereunder shall be cumulative and shall be in addition to, and not in lieu of, any right or remedy as provided by law. In the event that Landlord or Tenant commences a lawsuit to enforce payment hereunder or to enforce or recover under any of the terms and conditions of this Lease, and in the further event that either party prevails in such lawsuit, or in the event that either party engages an attorney because of any default or violation of the Tenant o Landlord hereunder, then the losing party agrees to pay for all attorney's fees and costs incurred by the prevailing party in connection with such default or violation of the losing party.

     25. SURRENDER OF POSSESSION. At the expiration of the tenancy created hereunder, whether by lapse of time or otherwise, Tenant shall surrender the Premises to the Landlord in good condition and repair.

     26. HOLDING OVER. Provided Tenant is not in default and has Landlord's written consent, the Tenant shall have the right to hold over following the expiration of the initial lease term at a rental equal to the last month's Base Rent and Base Rent Adjustment. If without Landlord's consent, the Tenant or any other person claiming for, through or under the Tenant holds the Premises for any time after they should have been surrendered under the provisions of this Lease, the Tenant shall be deemed guilty of unlawful detainer of the Premises, and shall be subject to eviction and removal with or without process of law; provided, however, if the holding over is with Landlord's consent, such holding over shall be from month to month and Tenant shall pay as rent One Hundred Twenty Five Percent (125%) times the Base Rental plus the applicable Base Rental Adjustments, if any.

     27. REMOVAL OF FIXTURES. Except as provided in Paragraph 12 hereof, at the expiration of the term of this Lease, Tenant may remove from the Premises any trade fixtures installed therein by the Tenant, and upon expiration of the term hereof, all such trade fixtures shall be removed from the Premises not later than the time when, under the provisions hereof, the Tenant is required to surrender possession of the Premises to the Landlord; provided, however, that the Tenant shall have no right to remove its trade fixtures as aforesaid if it be in default hereunder. The removal of such trade fixtures shall be effected solely at the cost and expense of the Tenant and in such manner as will not injure or damage the Premises, and as approved by the Landlord. In case of such injury or damage, the Tenant covenants and agrees, at the Tenant's own cost and expense, to repair the same immediately. Tenant shall have the right during the term of this Lease to replace its trade fixtures with fixtures of equal or greater cost and quality, after receiving written consent from the Landlord.

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     28. ACCESS TO PREMISES. Tenant shall have the right to access the Premises at all hours during the term of this Lease. Landlord shall have the right to enter upon the Premises at all hours with reasonable notice during the term hereof for the purpose of inspecting the same and/or of making repairs, additions or alterations thereto and/or to the Building in which the same are located and/or during the last ninety (90) days of the initial lease term or any renewals thereof to exhibit the Premises to prospective tenants, purchasers or others and/or for the purpose of serving or posting, and keeping posted thereon, notices which Landlord may deem to be for the protection of Landlord and/or the Premises. Landlord shall not be liable to Tenant in any manner for any expense, loss or damage by reason thereof, nor shall the exercise of such right be deemed an eviction or disturbance of Tenant's use or possession.

     29. CHANGES AND ADDITIONS TO BUILDING. Landlord hereby reserves the right at any time to make alterations or additions to and to build additional stories on the Building in which the Premises are contained and to build adjoining the same; and to construct other buildings or improvements from time to time; and to make alterations thereof or additions thereto; and to build additional stories on any such building or buildings, providing that such changes or additions shall not substantially impede access to the Premises.

     30. INTENTIONALLY DELETED.

     31. LOCATION OF COMMON AREAS. Landlord reserves the right at any time to relocate the designated or reserved parking areas and may reconfigure or redesign the common areas of the Building. Notwithstanding anything to the contrary contained herein, Landlord shall not make any changes or additions to the Building that would result in the Building have insufficient parking capacity to meet the development standards, building codes or health and safety regulations as adopted and then in force by the City of Tucson.

     32. SUBORDINATION AND ESTOPPEL CERTIFICATE. Tenant agrees that this Lease shall be subordinate to any mortgages or trust deeds that may hereafter be placed upon the Building or any part thereof, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. The Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this Lease to the lien of any such mortgage or deed of trust (but containing a non-disturbance clause) as shall be desired by the Landlord and/or any mortgagees or trustees. Any such document shall contain terms indicating the non-disturbance of Tenant in connection therewith. Tenant consents to the assignment or pledging of this Lease by Landlord as security for the payment of any loans that Landlord may have or shall obtain for the purpose of improving and/or repairing the said improvements of which the Premises are a part, or for constructing other improvements on said Premises.

Tenant further agrees at any time, upon not less than ten (10) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and is in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and the date to which the rental and other charges have been paid in advance, if any, it being intended that any such statement may be relied upon by

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any prospective purchasers of the Premises, or any holder or assignee of a mortgage or deed of trust encumbering the Premises.

     32. QUIET ENJOYMENT. Tenant, upon paying the rent and performing the covenants hereunder, shall and may peaceably and quietly have, hold and enjoy the Premises for the term of this Lease, and any extensions or renewals thereof.

     33. NOTICES. Any notices or demands required to be given to the Landlord hereunder shall be in writing and shall be delivered personally or by an express delivery service, or deposited in the United States mail sent certified, return receipt requested, addressed to the Landlord at:

     Forty-Eight-O-One LLC
     C/O Vinikoor Commercial Realty LLC
     6969 E. Sunrise Drive Suite 100
     Tucson Arizona 85750

or such other place or places as the Landlord may designate in writing. Any notices or demands required to be given to the Tenant hereunder shall be in writing and shall be delivered personally or by an express delivery service, or deposited in the United States mail sent certified, return receipt requested, addressed to the Tenant at:

     ImaRx Therapeutics, Inc.
     1635 E. 18th St.
     Tucson, AZ 85179

or such other place or places as the Tenant may designate in writing.

Notice sent in compliance with this Paragraph shall be deemed given and received on the date it is delivered to the other party if sent by an express delivery service or certified mail, return receipt requested.

     34. LANDLORD'S RIGHTS. The Landlord may exercise the following rights without Tenant's consent and without affecting the Tenant's other obligations hereunder:

          a.   To change the name or street address of the Building;

          b. To install and maintain a sign or signs on the exterior of the Building;

          c. During the last six (6) months of the term or any part thereof, if Tenant has vacated the Premises, to decorate, remodel, repair, alter or otherwise prepare said Premises for occupancy;

          d.   To retain at all times pass keys to the Premises;

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          e.   To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building not in conflict with the particular business being operated by the Tenant and not in conflict the Tenant's right of quiet enjoyment of the Premises. Such conflicts shall be strictly construed.

          f. To exhibit the Premises to others and to display "For Rent" signs on the Premises during the last ninety (90) days of the initial lease term or any renewals thereof;

          g. To approve the weight, size and location of safes or other heavy equipment or articles, which articles may be moved in, about, or out of the Building or Premises only at such times and in such manner as Landlord shall direct and in all events, however, at Tenant's sole risk and responsibility;

          h. To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Premises or to the Building as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation of the Building.

     35. AMERICANS WITH DISABILITIES ACT OF 1990 AND ARIZONANS WITH DISABILITIES ACT OF 1992. Landlord represents that, to the best of its knowledge, as of the date of Tenant's possession, the Premises shall be in compliance with all of the then applicable Americans with Disabilities Act and Arizonans with Disabilities Act legal requirements. Tenant agrees to assume sole responsibility for conforming its accommodations and facilities, with respect to its (i) furniture, fixtures and equipment and (ii) services, to the requirements of the Americans with Disabilities Act of 1990 and Arizonans with Disabilities Act of 1992 and further covenants not to discriminate against disabled persons on the basis of disability in the full and equal enjoyment of goods, services, facilities, privileges, advantages or accommodations. Tenant shall hold Landlord harmless and indemnify Landlord from any and all consequences, including, without limitation, all judgments, claims, costs, liability, damages, expenses, attorney's fees and consultant's fees in defending any claims or alleged violations resulting from Tenant's violation of the Americans with Disabilities Act of 1990 and Arizonans with Disabilities Act of 1992, whether such violation is unintentional or intentional.

     36. TENANT'S WARRANTY AS TO HAZARDOUS OR TOXIC MATERIALS. Landlord represents that to the best of its knowledge, that prior to the lease commencement, the Premises are free of any Hazardous Substances. Tenant hereby agrees that all of its (and its agents', employees' or contractors') operation or activities upon, and their use and occupancy of, the Premises throughout the term of this Lease shall be in compliance at all times with all applicable laws then governing or in any way relating to the generation, handling, use, release or spillage of Hazardous Substances. Tenant agrees that it will not (and it will take all reasonable steps necessary to assure that its employees, agents, invitees and licensees do not) violate applicable law, maintain, carry, spill, release, discharge or dispose of any Hazardous Substances in, on, onto or into the Premises. Tenant shall defend, indemnify and hold Landlord harmless from and against all direct or indirect costs, claims, obligations, liability and damages as a result of Tenant's breach of the foregoing provision, including, without limitation, any consultant's or

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attorney's fees incurred in the investigation or defense of any claim against
Landlord. Landlord may, but shall not be obligated to, duly clean up and dispose of such substances or any tanks or storage facilities and repair any damages resulting therefrom at the sole cost of the Tenant. Any violation by Tenant of this Paragraph is a default under the Lease. This warranty and indemnity shall survive any termination, cancellation, surrender or expiration of this Lease.

     37. RESERVED PARKING. The Landlord will furnish and/or cause to be furnished to Tenant within the Building parking areas, at no additional expense to Tenant, Forty-five (45) covered reserved parking spaces on the lower level of the Parking Garage and twenty-five (25) uncovered reserved parking spaces on the upper level of the Parking Garage during the term of the Lease, to be specifically identified prior to lease commencement by mutual execution of an "Exhibit D-Parking Garage." Said reserved spaces shall be as contiguous as reasonably possible and as close to the northern building lobby entrance as reasonably possible.

     38. SIGNAGE. Tenant shall provide to Landlord a design and specifications for Tenant's identification signage in conformance with both the City of Tucson Sign Code and the Building Standard Sign Criteria. Landlord shall grant TENANT A PRO-RATA SHARE, EQUIVALENT TO APPROXIMATELY ONE SIXTH (1/6) OF THE OVERALL SIGNAGE RIGHTS AVAILABLE ON THE EXTERIOR OF THE BUILDING, SUCH THAT TENANT SHALL RECEIVE 1/2 SIGNAGE RIGHTS ON THE BUILDING FACADE FOR THE WEST-FACING EXTERIOR OF THE BUILDING. ALL SIGNAGE SHALL BE MUTUALLY ACCEPTABLE TO LANDLORD AND TENANT AND SHALL BE CONSISTENT WITH THE LANDLORD'S SIGNAGE CRITERIA DEVELOPED BY LANDLORD IN COMPLIANCE WITH THE CITY OF TUCSON SIGN CODE. Landlord shall also grant Tenant interior directory, suite entrance, (elevator if available) and monument sign (if available). Landlord reserves the right to approve such signage based on its sole discretion. Upon approval Landlord shall provide written acceptance of the design and specifications. Upon termination of said lease Tenant shall remove said signage.

     39. GENERAL PROVISIONS.

          a. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method or computation of rent nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between parties hereto other than the relationship of Landlord and Tenant. Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. If "Tenant" consists of more than one person, the obligations of "Tenant" shall be the joint and several obligations of such persons. If "Landlord" consists of more than one person, the obligations of "Landlord" shall be the joint and several obligations of such persons.

          b. The various rights and remedies herein contained and reserved to each of the parties shall not be considered as exclusive of any other right or remedy of such party, but shall be construed as cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity, or by statute. No delay or omission of the right to exercise any power by either party shall impair any such right or power, or shall be construed as a waiver of any default or as acquiescence therein. One or more waivers of any covenant, term or condition of this Lease by

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either party shall not be or be deemed to be a waiver of a subsequent breach of the same or any other covenant, term or condition. The consent or approval by either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to approval of any subsequent similar act.

          c. The laws of the State of Arizona shall govern the validity, performance and enforcement of this Lease.

          d. The headings of the several paragraphs and sections contained herein are for convenience only and do not define, limit or construe the contents of such paragraphs and sections. All negotiations, considerations, representations and understandings between the parties are incorporated and expressly stated herein and may be modified or altered only by agreement in writing between the parties.

          e. The covenants, agreements and obligations herein contained, and each of them, shall extend to, bind and inure to the benefit of, as the case may require, not only the parties hereto, but as well, their respective personal representatives, successors and assigns, subject at all times nevertheless to assignment or other transfer of the Tenant's interest herein.

          f. In the event that, during the term of this Lease, the Landlord shall sell its interests in the Premises, then from and after the effective date of such sale, Landlord shall be released and discharged from any and all further obligations and responsibilities under this Lease except those already accrued.

          g. This Lease shall not be recorded without the consent of both parties. A Memorandum of Lease may be recorded at Landlord's election in a form satisfactory to both Landlord and Tenant.

          h. The Landlord may install lines, walkways, drainage ways, landscape and planter island, lighting facilities, parking striping, directional signs, common purpose signs, loading docks, and other facilities which are and shall be generally beneficial to the Building and Landlord may, if deemed necessary by Landlord, even install some or all of the said facilities underground, notwithstanding the fact that there shall be some temporary disruption within the common areas, and a temporary impairment to the Tenant's business. The interpretation of this Paragraph shall be broad and non-restrictive and a great deal of latitude shall be given to the Landlord.

          i. Any provision of this Lease which is prohibited, unenforceable, or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective as to the extent of such prohibition, unenforceabilility or non-invalidation without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     40. EXHIBIT REFERENCE. The attached plan depicting the Premises attached hereto as Exhibit "A" is not drawn to exact scale and dimension, but is set forth to reasonably indicate

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the approximate location of the Building and common areas; and that the Landlord may redesign and shift the common areas, access in and out, and the like.

     41. FINANCIAL STATEMENTS. This lease is contingent on Landlord's review and approval of Tenant's most recent two years financial statements.

     42. BROKERS. Landlord and Tenant each warrant that they have dealt with no other real estate brokers in connection with this transaction except: CB Richard Ellis Tucson, LLC, 3333 E. Speedway Blvd, Tucson, AZ 85716 ATTN: Howard Kong, 520.321.3336, who represents Tenant, and Vinikoor Commercial Realty LLC, 6969 E. Sunrise Drive, Suite 100, Tucson, AZ 85750, ATTN: Greg Vinikoor, who represents Landlord. Landlord shall pay a commission to brokers per a separate agreement.

     IN WITNESS WHEREOF, the Landlord and the Tenant have signed this Office Lease on the day and year first hereinabove written.

TENANT: IMARX THERAPEUTICS, INC.


BY: /s/ Greg Cobb                       DATE: 8/11/06
    ---------------------------------
ITS: CFO


LANDLORD: FORTY-EIGHT-O-ONE LLC


BY: /s/ James C. Olson                  DATE: 8/16/06
    ---------------------------------
ITS: Member

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                        EXHIBIT A - FLOORPLAN OF PREMISES

BROADWAY - FIFTH FLOOR

                                  (FLOOR PLAN)

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                      EXHIBIT "B" - TENANT IMPROVEMENT BID

1. Landlord shall within five days of Tenant's move in, re-install the glass entry doors in elevator vestibule (similar to other floors within the building). Said doors are being currently being stored on site.

2. Landlord shall bonnet clean carpet within said premises.

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                         EXHIBIT "C" - OFFICE FURNITURE

All existing office furniture on the fifth floor shall become the property of the Tenant upon physical occupancy of the premises by Tenant.

However, it is agreed upon by both parties, said office furniture shall remain on the fifth floor until the expiration of the initial lease term.

In addition, should Tenant elect early termination all office furniture shall automatically revert back to the Landlord upon Tenant's vacation.

The inventory of office furniture on the Fifth Floor is as follows:

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

                           EXHIBIT D - PARKING GARAGE

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